Exhibit 10.112

AMENDMENT NUMBER FIVE TO

THE METLIFE PLAN FOR TRANSITION ASSISTANCE FOR OFFICERS

(Amended and Restated Effective January 1, 2010)

THE METLIFE PLAN FOR TRANSITION ASSISTANCE FOR OFFICERS (the “Plan”) is hereby amended, effective January 1, 2012, as follows:

1.	Section 1.4.05(d) of the Plan is hereby amended by adding the following new subsection (5) after subsection (4) to read as follows:

“(5) Appendix A of the MetLife Bank Enhanced Severance and Retention Plan for Servicing Employees at Salary Grades 29 and Above”

2.	Section 4.3 of the Plan is hereby amended by deleting the phrase “provided that the Participant has granted a Separation Agreement” at the end of the first sentence therein.

3.	Section 5.1 of the Plan is hereby amended by adding the phrase “Except for those participating in the plans set forth in Section 1.4.05(d),” at the beginning of the second sentence thereof.

IN WITNESS WHEREOF, Metropolitan Life Insurance Company has caused this amendment to be executed by an officer thereunto duly authorized on the date noted below the officer’s signature.

METROPOLITAN LIFE INSURANCE COMPANY

By:	/s/ Mark Davis

Name/Title:	Mark Davis–Vice President/ Plan Administrator

Date:	12-26-2012

Witness:	/s/ Andrew Bernstein